GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated April 27, 2015 to the Summary Prospectus, Prospectus and

Statement of Additional Information dated April 30, 2014, as supplemented

Effective on or before June 23, 2015, GAM International Management Limited (“GAM”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to GAM in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted in their entirety as of that date.

This Supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

MMAGAMMGRSTK 05-15